Document and Entity Information	3 Months Ended
Apr. 30, 2012
Document and Entity Information
Entity Registrant Name	SPLUNK INC
Entity Central Index Key	0001353283
Document Type	S-1
Pre-Effective Amendment Number	1
Document Period End Date	Apr 30, 2012
Amendment Flag	false
Entity Filer Category	Non-accelerated Filer

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Apr. 30, 2012	Jan. 31, 2012	Jan. 31, 2011
Current assets
Cash and cash equivalents	$ 266,077	$ 31,599	$ 19,737
Accounts receivable, net	23,480	34,495	14,148
Prepaid expenses and other current assets	4,353	4,261	1,307
Total current assets	293,910	70,355	35,192
Restricted cash	514	514	642
Property and equipment, net	9,700	8,919	2,418
Other assets	330	2,435	539
Total assets	304,454	82,223	38,791
Current liabilities
Accounts payable	2,558	1,455	1,442
Accrued payroll and compensation	11,685	16,142	7,445
Accrued expenses and other liabilities	6,699	7,711	2,563
Capital lease obligation, current portion			173
Deferred revenue, current portion	46,676	42,923	19,500
Term debt, current portion		982
Total current liabilities	67,618	69,213	31,123
Non-current liabilities
Deferred revenue, non-current	12,466	9,742	2,807
Preferred stock warrant liability		2,133	1,013
Other liabilities, non-current	424	561	402
Term debt, non-current		1,307
Total non-current liabilities	12,890	13,743	4,222
Total liabilities	80,508	82,956	35,345
Commitments and contingencies (Note 9)
Convertible preferred stock
Convertible preferred stock, $0.001 par value; 57,904,560 shares authorized; 56,730,194 issued and outstanding at January 31, 2011 and 56,930,194 issued and outstanding at January 31, 2012; (liquidation preference: $40,149,985); no shares authorized, issued or outstanding at April 30, 2012 (unaudited)		40,913	39,949
Stockholders' equity (deficit)
Preferred stock: $0.001 par value; 20,000,000 shares authorized; no shares authorized, issued or outstanding at January 31, 2011 and 2012; and no shares issued or outstanding at April 30, 2012 (unaudited)
Common stock, $0.001 par value; 106,511,960 shares authorized; 19,079,759 and 23,092,407 shares issued and outstanding at January 31, 2011 and 2012; 1,000,000,000 shares authorized; 95,619,042 shares issued and outstanding at April 30, 2012 (unaudited)	95	23	19
Accumulated other comprehensive income (loss)	(17)	(24)	2
Additional paid-in capital	298,356	12,373	6,502
Accumulated deficit	(74,488)	(54,018)	(43,026)
Total stockholders' equity (deficit)	223,946	(41,646)	(36,503)
Total liabilities, convertible preferred stock and stockholders' equity (deficit)	$ 304,454	$ 82,223	$ 38,791

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Apr. 30, 2012	Jan. 31, 2012	Jan. 31, 2011
CONSOLIDATED BALANCE SHEETS
Convertible preferred stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Convertible preferred stock, shares authorized	0	57,904,560	57,904,560
Convertible preferred stock, shares issued	0	56,930,194	56,730,194
Convertible preferred stock, shares outstanding	0	56,930,194	56,730,194
Convertible preferred stock, liquidation preference (in dollars)		$ 40,149,985	$ 40,149,985
Preferred stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Preferred stock, shares authorized	20,000,000	0	0
Preferred stock, shares issued	0	0	0
Preferred stock, shares outstanding	0	0	0
Common stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	1,000,000,000	106,511,960	106,511,960
Common stock, shares issued	95,619,042	23,092,407	19,079,759
Common stock, shares outstanding	95,619,042	23,092,407	19,079,759

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended		12 Months Ended
	Apr. 30, 2012	Apr. 30, 2011	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Revenues
License	$ 24,386	$ 14,546	$ 88,308	$ 49,926	$ 27,183
Maintenance and services	12,805	6,093	32,652	16,319	7,817
Total revenues	37,191	20,639	120,960	66,245	35,000
Cost of revenues
License	129	136	890	228	102
Maintenance and services	4,136	1,868	10,715	6,428	3,188
Total cost of revenues	4,265	2,004	11,605	6,656	3,290
Gross profit	32,926	18,635	109,355	59,589	31,710
Operating expenses
Research and development	8,103	4,338	23,561	14,025	8,479
Sales and marketing	24,166	12,768	74,782	39,909	24,072
General and administrative	6,846	3,292	19,698	8,949	6,462
Total operating expenses	39,115	20,398	118,041	62,883	39,013
Operating loss	(6,189)	(1,763)	(8,686)	(3,294)	(7,303)
Other income (expense), net
Interest income (expense), net	(17)	(10)	(94)	(21)	(47)
Change in fair value of preferred stock warrants	(14,087)	(473)	(2,034)	(366)	(22)
Total other income (expense), net	(14,104)	(483)	(2,128)	(387)	(69)
Loss before income taxes	(20,293)	(2,246)	(10,814)	(3,681)	(7,372)
Provision for income taxes	177		178	125	79
Net loss	$ (20,470)	$ (2,246)	$ (10,992)	$ (3,806)	$ (7,451)
Net loss per share:
Basic and diluted (in dollars per share)	$ (0.71)	$ (0.12)	$ (0.53)	$ (0.21)	$ (0.52)
Weighted-average shares outstanding:
Basic and diluted (in shares)	28,679	19,185	20,646	17,738	14,392

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Apr. 30, 2012	Apr. 30, 2011	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Net loss	$ (20,470)	$ (2,246)	$ (10,992)	$ (3,806)	$ (7,451)
Other comprehensive loss:
Net unrealized gain (loss) on investments				2	(6)
Foreign currency translation adjustments	7		(26)
Comprehensive loss	$ (20,463)	$ (2,246)	$ (11,018)	$ (3,804)	$ (7,457)

CONSOLIDATED STATEMENTS OF CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY (DEFICIT) (USD $) In Thousands, except Share data, unless otherwise specified	Total	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Accumulated Deficit	Convertible Preferred Stock Series A, B, C
Balances at Jan. 31, 2009	$ (30,751)	$ 13	$ 999	$ 6	$ (31,769)	$ 39,949
Balances (in shares) at Jan. 31, 2009		13,129,903				56,730,194
Increase (Decrease) in Stockholders' Equity
Stock-based compensation	1,300		1,300
Issuance of common stock upon exercise of options	1,492	4	1,488
Issuance of common stock upon exercise of options (in shares)		3,533,089
Issuance of common stock upon early exercise of options (in shares)		183,534
Vesting of early exercised options	170		170
Net unrealized gain (loss) on investments	(6)			(6)
Net loss	(7,451)				(7,451)
Balances at Jan. 31, 2010	(35,246)	17	3,957		(39,220)	39,949
Balances (in shares) at Jan. 31, 2010		16,846,526				56,730,194
Increase (Decrease) in Stockholders' Equity
Stock-based compensation	1,585		1,585
Issuance of common stock upon exercise of options	930	2	928
Issuance of common stock upon exercise of options (in shares)		2,041,492
Issuance of common stock upon early exercise of options (in shares)		191,741
Vesting of early exercised options	32		32
Net unrealized gain (loss) on investments	2			2
Net loss	(3,806)				(3,806)
Balances at Jan. 31, 2011	(36,503)	19	6,502	2	(43,026)	39,949
Balances (in shares) at Jan. 31, 2011		19,079,759				56,730,194
Increase (Decrease) in Stockholders' Equity
Stock-based compensation	3,760		3,760
Issuance of common stock upon exercise of options	1,987	4	1,983
Issuance of common stock upon exercise of options (in shares)		3,595,080
Conversion of warrant liability to Series A convertible preferred stock upon exercise of warrant						914
Exercise of warrant to purchase Series A convertible preferred stock						50
Exercise of warrant to purchase Series A convertible preferred stock (in shares)						200,000
Issuance of common stock upon early exercise of options (in shares)		417,568
Vesting of early exercised options	128		128
Net change in cumulative translation adjustment	(26)			(26)
Net loss	(10,992)				(10,992)
Balances at Jan. 31, 2012	(41,646)	23	12,373	(24)	(54,018)	40,913
Balances (in shares) at Jan. 31, 2012		23,092,407				56,930,194
Increase (Decrease) in Stockholders' Equity
Stock-based compensation	2,672		2,672
Issuance of common stock upon exercise of options	546	1	545
Issuance of common stock upon exercise of options (in shares)		1,002,100
Conversion of preferred stock to common stock upon initial public offering	40,913	57	40,856			(40,913)
Conversion of preferred stock to common stock upon initial public offering (in shares)		56,930,194				(56,930,194)
Issuance of common stock upon initial public offering	225,513	14	225,499
Issuance of common stock upon initial public offering (in shares)		14,532,278
Issuance of common stock upon exercise of warrants (in shares)		62,063
Reclassification of preferred stock warrant liability to additional paid-in capital upon initial public offering	16,220		16,220
Vesting of early exercised options	191		191
Net change in cumulative translation adjustment	7			7
Net loss	(20,470)				(20,470)
Balances at Apr. 30, 2012	$ 223,946	$ 95	$ 298,356	$ (17)	$ (74,488)
Balances (in shares) at Apr. 30, 2012		95,619,042

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Apr. 30, 2012	Apr. 30, 2011	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Cash flows from operating activities
Net loss	$ (20,470)	$ (2,246)	$ (10,992)	$ (3,806)	$ (7,451)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation and amortization	931	348	2,120	958	938
Change in fair value of preferred stock warrants	14,087	473	2,034	366	22
Stock-based compensation expense	2,672	510	3,760	1,585	1,300
Changes in operating assets and liabilities
Accounts receivable, net	11,015	(1,406)	(20,347)	(7,558)	(1,781)
Prepaid expenses, other current and non-current assets	12	(1,374)	(3,511)	(891)	(201)
Accounts payable	1,006	895	55	535	462
Accrued compensation	(4,457)	(2,244)	8,697	5,126	527
Accrued expenses and other liabilities	313	(426)	2,448	1,074	1,032
Deferred revenue	6,477	2,571	30,358	10,990	6,049
Net cash provided by (used in) operating activities	11,586	(2,899)	14,622	8,379	897
Cash flows from investing activities
Change in restricted cash			128	161	201
Purchase of property and equipment	(1,877)	(1,085)	(8,180)	(1,471)	(359)
Proceeds from the sale and maturity of marketable securities					4,877
Net cash provided by (used in) investing activities	(1,877)	(1,085)	(8,052)	(1,310)	4,719
Cash flows from financing activities
Payments of financing obligation under sale leaseback		(62)	(173)	(175)	(143)
Repayments of term debt	(2,289)	(58)	(711)
Proceeds from initial public offering, net of offering costs	226,512
Proceeds from early exercise of employee stock options		235	1,139	108	104
Proceeds from issuance of common stock			1,987	930	1,492
Proceeds from exercise of warrant			50
Proceeds from exercise of stock options	546	257
Proceeds from term debt		2,000	3,000
Net cash provided by financing activities	224,769	2,372	5,292	863	1,453
Net increase (decrease) in cash and cash equivalents	234,478	(1,612)	11,862	7,932	7,069
Cash and cash equivalents
Beginning of period	31,599	19,737	19,737	11,805	4,736
End of period	266,077	18,125	31,599	19,737	11,805
Supplemental disclosures
Cash paid for interest	40	7	111	16	30
Non-cash investing and financing activities
Accrued purchases of property and equipment	419	411	584	143	3
Conversion of warrant liability to Series A convertible preferred stock upon exercise of warrant			914
Deferred offering costs not yet paid	$ 999		$ 1,339

Description of the Business	3 Months Ended
Apr. 30, 2012
Description of the Business
Description of the Business

(1) Description of the Business

        Splunk Inc. ("we") provides an innovative software platform that enables organizations to gain real-time operational intelligence by harnessing the value of their data. Our software collects and indexes data regardless of format or source, and enables users to search, correlate, analyze, monitor and report on this data. Our software addresses large and diverse data sets, commonly referred to as big data, and is specifically tailored for machine-generated data. Machine data is produced by nearly every software application and electronic device in an organization and contains a definitive, time-stamped record of various activities, such as transactions, customer and user activities, and security threats. Our software is designed to help users in various roles, including IT and business professionals, analyze their machine data and realize real-time visibility into and intelligence about their organization's operations. This operational intelligence enables organizations to improve service levels, reduce costs, mitigate security risks, demonstrate and maintain compliance and gain new insights that enable them to drive better business decisions.

        The Company's fiscal year ends on January 31. References to fiscal 2012, for example, refer to the fiscal year ended January 31, 2012.

Principles of Consolidation	3 Months Ended
Apr. 30, 2012
Principles of Consolidation
Principles of Consolidation

(2) Principles of Consolidation

        The consolidated financial statements include the accounts of Splunk Inc. and its wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated upon consolidation.

Summary of Significant Accounting Policies	3 Months Ended
Apr. 30, 2012
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

(3) Summary of Significant Accounting Policies

  Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting periods covered by the financial statements and accompanying notes. In particular, we make estimates with respect to the fair value of multiple elements in revenue recognition, uncollectible accounts receivable, stock-based compensation, income taxes and contingencies. Actual results could differ from those estimates.

  Unaudited Interim Financial Information

        The accompanying Consolidated Balance Sheets at April 30, 2012, the Consolidated Statements of Operations, the Consolidated Statements of Comprehensive Loss and the Consolidated Statements of Cash Flows for the three months ended April 30, 2011 and 2012 and the Consolidated Statements of Convertible Preferred Stock and Stockholders' Equity (Deficit) for the three months ended April 30, 2012 are unaudited. The unaudited interim consolidated financial statements have been prepared on the same basis as the annual consolidated financial statements and, in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to state fairly our financial position and results of operations and cash flows for the three months ended April 30, 2011 and 2012. The consolidated financial data and the other information disclosed in these notes to the consolidated financial statements related to these three-month periods are unaudited. The results of the three months ended April 30, 2012 are not necessarily indicative of the results to be expected for fiscal 2013 or for any other interim period or other future year.

  Initial Public Offering

        On April 24, 2012, we closed our initial public offering ("IPO") whereby 15,525,000 shares of common stock were sold to the public (inclusive of 2,025,000 shares of common stock from the full exercise of the overallotment option of shares granted to the underwriters and 992,722 shares of common stock sold by selling stockholders). The public offering price of the shares sold in the offering was $17.00 per share. We did not receive any proceeds from the sales of shares by the selling stockholders. The total gross proceeds from the offering were $247.2 million. After deducting underwriting discounts and commissions and offering expenses payable by us, the aggregate net proceeds received totaled approximately $225.5 million, net of $1.0 million of unpaid offering costs, which are expected to be paid by the end of our second fiscal quarter. Upon the closing of the IPO, all shares of our outstanding convertible preferred stock automatically converted into 56,930,194 shares of common stock, and outstanding warrants to purchase convertible preferred stock automatically converted into warrants to purchase 469,557 shares of common stock. At April 30, 2012, we had 95,619,042 shares of common stock issued and outstanding.

  Foreign Currency Transactions

        For the three years ended January 31, 2011, international sales were primarily sourced in their respective countries and were denominated in U.S. dollars. We determined that for transactions during this period, the functional currency was the U.S. dollar. Accordingly, monetary balance sheet accounts were remeasured using the current exchange rate in effect at the balance sheet date and non-monetary items were remeasured at the historical exchange rate. Expenses were remeasured at the average exchange rates for the period. Foreign currency remeasurement and transaction gains and losses are included in Other Income (Expense), Net and were not material for the three years ended January 31, 2011. During fiscal 2012, in connection with the creation of foreign subsidiaries in Germany, Singapore, the United Kingdom and Hong Kong, we determined the functional currency of each of these foreign subsidiaries is the respective local currency. Assets and liabilities of these subsidiaries are translated at the exchange rate in effect at each period-end. Income statement amounts are translated at the average rate of exchange prevailing during the period. Translation adjustments arising from the use of differing exchange rates from period to period are included in Accumulated other comprehensive income (loss) within stockholders' equity (deficit).

  Revenue Recognition

        We generate revenues primarily in the form of software license fees and related maintenance and services fees. License fees include perpetual license fees, term license fees and royalties. Maintenance and services primarily consist of fees for maintenance services (including support and unspecified upgrades and enhancements when and if they are available), training and professional services that are not essential to functionality.

        We recognize revenues when all of the following conditions are met:

  >
  there is persuasive evidence of an arrangement;

  >
  the software or services have been delivered to the customer;

  >
  the amount of fees to be paid by the customer is fixed or determinable; and

  >
  the collection of the related fees is probable.

        Signed agreements are used as evidence of an arrangement. If a contract signed by the customer does not exist, we have used a purchase order as evidence of an arrangement. In cases where both a signed contract and a purchase order exist, we consider the signed contract to be the final persuasive evidence of an arrangement. Electronic delivery occurs when we provide the customer with access to the software via a license key. We assess whether a fee is fixed or determinable at the outset of the arrangement, primarily based on the payment terms associated with the transaction. We do not generally offer extended payment terms with typical terms of payment due between 30 and 60 days from delivery of software. We assess collectibility of the fee based on a number of factors such as collection history and creditworthiness of the customer. If we determine that collectibility is not probable, revenue is deferred until collectibility becomes probable, generally upon receipt of cash.

        When contracts contain multiple elements wherein vendor specific objective evidence ("VSOE") exists for all undelivered elements and the services, if any, are not essential to the functionality of the delivered elements, we account for the delivered elements in accordance with the "Residual Method." Perpetual license arrangements are typically accompanied by maintenance agreements. Maintenance revenues consist of fees for providing software updates on a when and if available basis and technical support for software products ("post-contract support" or "PCS") for an initial term. Maintenance revenues are recognized ratably over the term of the agreement. We have established fair value for maintenance on perpetual licenses due to consistently priced standalone sales of maintenance. Revenues related to term license fees are recognized ratably over the contract term beginning on the date the customer has access to the software license key and continuing through the end of the contract term. In these cases we do not have VSOE of fair value for maintenance as fees for support and maintenance are bundled with the license over the entire term of the contract.

        License arrangements may also include professional services and training services, which are typically delivered early in the contract term. In determining whether professional services revenues should be accounted for separately from license revenues, we evaluate whether the professional services are considered essential to the functionality of the software using factors such as the nature of our software products; whether they are ready for use by the customer upon receipt; the nature of our implementation services, which typically do not involve significant customization to or development of the underlying software code; the availability of services from other vendors; whether the timing of payments for license revenues is coincident with performance of services; and whether milestones or acceptance criteria exist that affect the realizability of the software license fee. Substantially all of our professional services arrangements are billed on a time and materials basis and, accordingly, are recognized as the services are performed. Training revenues are recognized as training services are delivered. VSOE of fair value of professional and training services is based upon stand-alone sales of those services. Payments received in advance of services performed are deferred and recognized when the related services are performed.

        We are unable to establish VSOE of fair value for all undelivered elements in certain arrangements that include term licenses, maintenance and services, due to the lack of VSOE for maintenance bundled with the term license. In these instances, all revenue is recognized ratably over the period that the services are expected to be performed. In arrangements where the expected service periods of maintenance services and professional or training services differ, we recognize all revenue over the longer of the expected service periods, which is generally the maintenance period.

        We do not offer credits or refunds and therefore have not recorded any sales return allowance for any of the periods presented. Upon a periodic review of outstanding accounts receivable, amounts that are deemed to be uncollectible are written off against the allowance for doubtful accounts. Our policy is to record revenues net of any applicable sales, use or excise taxes.

        We recognize revenues from the indirect sales channel upon sell-through by the partner or distributor. A sell-through is determined when we receive an order form from a reseller for a specific end-user sale. We do not offer right of return, product rotation or price protection to any of our channel partners. We also have licensing arrangements with OEM and MSP customers for which royalty fees are generally recognized as revenue upon receipt of reports of units shipped or usage levels, respectively.

        In our consolidated statements of operations, revenues are categorized as license or maintenance and services revenues. We allocate revenues from arrangements containing multiple elements to each of these categories based on the VSOE of fair value for elements in each revenue arrangement and the application of the residual method for arrangements in which we have established VSOE of fair value for all undelivered elements. In arrangements where we are not able to establish VSOE of fair value for all undelivered elements, we first allocate revenues to any undelivered elements for which VSOE of fair value has been established, then allocate revenues to any undelivered elements for which VSOE of fair value has not been established based upon management's best estimate of fair value of those undelivered elements and apply a residual method to determine the license fee. Management's best estimate of fair value of undelivered elements for which VSOE of fair value has not been established is based upon the VSOE of similar offerings and other objective criteria.

  Cash and Cash Equivalents and Restricted Cash

        We consider all highly liquid instruments with original or remaining maturities of 90 days or less at the date of purchase to be cash equivalents. Cash and cash equivalents are recorded at cost, which approximates fair value. We do not hold or issue financial instruments for trading purposes. As of January 31, 2011 and 2012 and April 30, 2012, $13.1 million, $19.5 million and $249.9 million, respectively, of cash and cash equivalents were invested in money market funds.

        Pursuant to the office lease agreement entered into in March 2008, we were originally required to maintain a minimum of $1.3 million in a letter of credit to the landlord for the security of the lease agreement. This amount is scheduled to be reduced over the term of the lease in accordance with the terms of the office lease agreement. At January 31, 2011 and 2012, we had $0.8 million and $0.6 million, respectively, and at April 30, 2012 we had $0.6 million of restricted cash satisfying the required amounts, which is held in a money market account. At January 31, 2011 and 2012 and April 30, 2012, the current portion was $0.2 million, $0.1 million and $0.1 million and the noncurrent portion was $0.6 million, $0.5 million and $0.5 million, which amounts were included on the consolidated balance sheet in Prepaid expenses and other current assets and Other assets, respectively.

  Concentration of Risk

        Financial instruments that potentially subject us to significant concentrations of credit risk consist principally of cash and cash equivalents and accounts receivable. We maintain the majority of our cash balance at one financial institution that management believes is a high-credit, quality financial institution and invest our cash equivalents in highly rated money market funds.

        At January 31, 2011, there was one customer that represented approximately 11% of total accounts receivable. At January 31, 2012, there was one customer that represented approximately 17% of total accounts receivable. At April 30, 2012, there were no customers that individually represented greater than 10% of total accounts receivable.

        Our accounts receivable is subject to collection risks. Our gross accounts receivable is reduced for this risk by an allowance for doubtful accounts. This allowance is for estimated losses resulting from the inability of our customers to make required payments. It is an estimate and is regularly evaluated for adequacy by taking into consideration a combination of factors. We look at factors such as past collection experience, credit quality of the customer, age of the receivable balance, and current economic conditions. These factors are reviewed to determine whether an allowance for bad debts should be recorded to reduce the receivable balance to the amount believed to be collectible.

  Fair Value of Financial Instruments

        The carrying amounts of certain of our financial instruments including cash equivalents, accounts receivable, accounts payable and accrued liabilities approximate fair value due to their short-term maturities. Based on borrowing rates currently available to us for financing obligations with similar terms and considering our credit risks, the carrying value of the financing obligation approximates fair value.

        Assets and liabilities recorded at fair value in the financial statements are categorized based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels which are directly related to the amount of subjectivity associated with the inputs to the valuation of these assets or liabilities are as follows:

Level 1—Observable inputs, such as quoted prices in active markets for identical assets or liabilities.

Level 2—Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3—Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

        Assets and liabilities measured at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires management to make judgments and considers factors specific to the asset or liability. Our convertible preferred stock warrant liability is classified within Level 3 of the fair value hierarchy.

  Impairment of Long-Lived Assets

        We evaluate the recoverability of our long-lived assets including amortizable intangible and tangible assets in accordance with authoritative guidance on accounting for the impairment or disposal of long-lived assets. Acquired intangible assets are amortized over their useful lives. We evaluate long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of these assets may not be recoverable. We recognize such impairment in the event the net book value of such assets exceeds their fair value. If the fair value of the long-lived assets exceeds the carrying value of the net assets assigned, then the assets are not impaired and no further testing is performed. If the carrying value of the net assets assigned exceeds the fair value of the assets, then we must perform the second step of the impairment test in order to determine the implied fair value. No impairment of long-lived assets has occurred in the fiscal and interim periods presented.

  Deferred Offering Costs

        Deferred offering costs, consisting of legal, accounting and other fees and costs relating to the initial public offering, are capitalized. The deferred offering costs were offset against our initial public offering proceeds upon the closing of our initial public offering. There were $0 and $2.0 million capitalized as of January 31, 2011 and 2012, respectively.

  Property and Equipment

        Property and equipment are stated at cost net of accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets ranging from generally three to five years. Leasehold improvements are amortized over the shorter of the estimated useful life or the remaining lease term. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in the Consolidated Statements of Operations. Maintenance and repairs that do not improve or extend the lives of the respective assets are charged to expense in the period incurred.

        The following table presents the estimated useful lives of our property and equipment:

Useful Life
Computer equipment and software	3 years
Furniture and fixtures	5 years
Leasehold improvements	Shorter of the useful life of the asset or the lease term

  Capitalized Software Development Costs

        Capitalization of software development costs for software to be sold, leased, or otherwise marketed begins upon the establishment of technological feasibility, which is generally the completion of a working prototype that has been certified as having no critical bugs and is a release candidate. Amortization begins once the software is ready for its intended use, generally based on the pattern in which the economic benefits will be consumed. We did not capitalize any internal software development costs for fiscal 2010, 2011 and 2012 because the cost incurred and the time between technological feasibility and product release was insignificant. We capitalized purchased technology of $0.5 million in December 2010, which is included in Other Assets on the Consolidated Balance Sheets and is being amortized to Cost of License Revenue in the Consolidated Statements of Operations over an 18 month period. For fiscal 2010, 2011 and 2012, total amortization expense was $0, $48,000 and $334,000, respectively. For the three months ended April 30, 2011 and 2012, total amortization expense was $83,000 and $83,000, respectively.

        Costs related to software acquired, developed or modified solely to meet our internal requirements, with no substantive plans to market such software at the time of development, are capitalized. Costs incurred during the preliminary planning and evaluation stage of the project and during post implementation operational stage are expensed as incurred. Costs incurred during the application development stage of the project are capitalized. We define the design, configuration, and coding process as the application development stage. For fiscal 2012, we capitalized $1.6 million of costs related to computer software developed for internal use, which is included in Property and Equipment on the Consolidated Balance Sheets. During the three months ended April 30, 2011 and 2012, we capitalized $225,000 and $584,000, respectively. At April 30, 2012, depreciation of the capitalized software has not commenced as it has not been made available for its intended use.

  Commissions

        Commissions are recorded as a component of sales and marketing expenses and consist of the variable compensation paid to our sales force. Sales commissions are earned and recorded at the time that a customer has entered into a binding purchase agreement. Commissions paid to sales personnel are recoverable only in the case that we cannot collect the invoiced amounts associated with a sales order. Commission expense was $5.5 million, $9.9 million and $22.3 million for fiscal 2010, 2011 and 2012, respectively and $2.9 million and $4.9 million for the three months ended April 30, 2011 and 2012 respectively.

  Leases

        We lease our facilities under operating leases. For leases that contain rent escalation or rent concession provisions, we record the total rent expense during the lease term on a straight-line basis over the term of the lease. We record the difference between the rent paid and the straight-line rent expense as a current and non-current deferred rent liability in Accrued expenses and other liabilities and Other liabilities, non-current, respectively in the accompanying Consolidated Balance Sheets. Rent expense was $1.6 million, $1.6 million and $2.6 million during fiscal 2010, 2011 and 2012, respectively and $0.5 million and $0.8 million for the three months ended April 30, 2011 and 2012, respectively.

  Advertising Expense

        We expense advertising costs as incurred. We incurred $1.3 million, $2.0 million and $3.7 million in advertising expenses for fiscal 2010, 2011 and 2012, respectively and $0.7 million and $1.1 million for the three months ended April 30, 2011 and 2012, respectively. Advertising costs are recorded in Sales and marketing expenses within the accompanying Consolidated Statements of Operations.

  Stock-Based Compensation

        The fair value of stock options granted is recognized as compensation expense in the Consolidated Statements of Operations over the related vesting periods. The expense recorded is based on awards ultimately expected to vest and therefore is reduced by estimated forfeitures. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. We calculate the fair value of options using the Black-Scholes method and expense using the straight-line attribution approach.

        We account for equity awards issued to non-employees, such as consultants, in accordance with the guidance relating to equity instruments that are issued to other than employees for acquiring, or in conjunction with selling, goods or services, using the Black-Scholes method to determine the fair value of such instruments. Awards granted to non-employees are remeasured over the vesting period, and the resulting value is recorded as an expense over the period the services are received.

  Segments

        We operate our business as one operating segment: the development and marketing of a software platform that enables our customers to gain real-time operational intelligence by harnessing the value of their data. Our chief operating decision maker is our Chief Executive Officer, who reviews financial information presented on a consolidated basis for purposes of making operating decisions, assessing financial performance and allocating resources. Substantially all of our long-lived assets are located in the United States.

  Income Taxes

        Income taxes are accounted for under the asset and liability method in accordance with authoritative guidance for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying accounts of existing assets and liabilities and their respective tax basis and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

        We adopted the provisions of ASC 740-10, Accounting for Uncertainty in Income Taxes, on February 1, 2009. There was no impact upon adoption of ASC 740-10 as our liability recognized under previous accounting guidance was consistent with that required under the new guidance. We have adopted the accounting policy that interest expense and penalties relating to income tax positions are classified within the provision for income taxes.

  Recent Accounting Pronouncements

        On June 16, 2011, the FASB issued new authoritative guidance on comprehensive income (loss) that eliminates the option to present the components of other comprehensive income (loss) as part of the statement of shareholders' equity. Instead, we must report comprehensive income (loss) in either a single continuous statement of comprehensive income (loss) which contains two sections, net income and other comprehensive income (loss), or in two separate but consecutive statements. We adopted this authoritative guidance in our first fiscal quarter ended April 30, 2012 by including a new separate consolidated statement of comprehensive loss and have provided retroactive application of the presentation requirements for the fiscal 2010, 2011 and 2012 consolidated financial statements included herein.

Allowance for Doubtful Accounts	3 Months Ended
Apr. 30, 2012
Allowance for Doubtful Accounts
Allowance for Doubtful Accounts

(4) Allowance for Doubtful Accounts

        Allowance for doubtful accounts activity and balances are presented below:

	Fiscal Year Ended January 31,			Three Months Ended April 30,
(in thousands)	2010	2011	2012	2011	2012
				(Unaudited)
Balance at beginning of period	$120	$321	$400	$400	$557
Add: bad debt expense	379	444	247	358	—
Less: write-offs, net of recoveries	(178)	(365)	(90)	(9)	—

Balance at end of period	$321	$400	$557	$749	$557

Property and Equipment	3 Months Ended
Apr. 30, 2012
Property and Equipment
Property and Equipment

(5) Property and Equipment

        Property and equipment are stated at cost, net of accumulated depreciation and amortization. These assets are depreciated and amortized using the straight line method over their estimated useful lives. Property and equipment consisted of the following:

	January 31,
			April 30, 2012
(in thousands)	2011	2012
			(Unaudited)
Computer equipment and software	$4,144	$10,712	$12,177
Furniture and fixtures	1,102	1,964	2,180
Leasehold improvements	731	1,903	1,934

	5,977	14,579	16,291
Less: accumulated depreciation and amortization	(3,559)	(5,660)	(6,591)

	$2,418	$8,919	$9,700

        Depreciation and amortization expense was $0.9 million, $1.0 million and $2.1 million for fiscal 2010, 2011 and 2012, respectively. Depreciation and amortization expense was $0.3 million and $0.9 million for the three months ended April 30, 2011 and 2012, respectively.

Common Stock	3 Months Ended
Apr. 30, 2012
Common Stock
Common Stock

(6) Common Stock

        Our certificate of incorporation, as amended and restated, authorizes us to issue 1,000,000,000 shares of $0.001 par value common stock. At January 31, 2012 and April 30, 2012, 23,092,407 shares and 95,619,042 shares of common stock were issued and outstanding, respectively.

  Early Exercise of Employee Options

        Stock options granted under our stock option plan provide certain employee option holders the right to exercise unvested options in exchange for shares of restricted common stock. Unvested shares, in the amounts of 58,997, 191,741, 411,318 and 325,353 at January 31, 2010, 2011 and 2012 and April 30, 2012, respectively, were subject to a repurchase right held by us at the original issuance price in the event the optionees' employment is terminated either voluntarily or involuntarily. For exercises of employee options, this repurchase right generally lapses as to 1/4th of the shares subject to the option on the first anniversary of the vesting start date and as to 1/48th of the shares monthly thereafter.

        These repurchase terms are considered to be a forfeiture provision and do not result in variable accounting. The restricted shares issued upon early exercise of stock options are legally issued and outstanding. However, these restricted shares are only deemed outstanding for basic earnings per share computation purposes upon the respective repurchase rights lapsing. We treat cash received from employees for the exercise of unvested options as a refundable deposit shown as a liability in our consolidated balance sheets. During fiscal 2010, 2011 and 2012 and for the three months ended April 30, 2011 and 2012, we recorded cash received for early exercise of options of $104,000, $108,000, $1,139,000, $235,000 and $0, respectively, in Accrued expenses and other liabilities. Amounts from accrued expenses and other liabilities are transferred into Common Stock and Additional paid-in capital as the shares vest.

Convertible Preferred Stock	3 Months Ended
Apr. 30, 2012
Convertible Preferred Stock
Convertible Preferred Stock

(7) Convertible Preferred Stock

        Upon the closing of our IPO, all outstanding shares of convertible preferred stock were converted into shares of common stock. Warrants to purchase convertible preferred stock were converted into warrants to purchase common shares. For more information on the rights, preferences and privileges associated with the previous convertible preferred stock, refer to the 424(b) prospectus filed with the SEC on April 20, 2012.

  Warrants to Purchase Convertible Preferred Stock

        Prior to the closing of our IPO, we remeasured the fair value of the preferred stock warrants at each balance sheet date. The fair value of the outstanding warrants was classified within non-current liabilities on the consolidated balance sheets, and any changes in fair value were recognized as a component of Other income (expense), net in our consolidated statements of operations. We performed the final remeasurement of the warrants at the closing date of our IPO and recorded an expense of $14.1 million arising from the revaluation during the three months ended April 30, 2012. As the preferred stock warrants were converted to common stock warrants upon the closing of the IPO, the fair value of the warrant liability was reclassified to additional paid-in capital. The fair value of the outstanding warrant was determined using the Black-Scholes option-pricing model. We determined the fair value of the warrant on the issuance date and subsequent reporting dates using the Black-Scholes pricing model utilizing the assumptions noted below. The expected term of the warrant was based on the remaining contractual expiration period. The expected stock price volatility for our stock was determined by examining the historical volatilities of a group of our industry peers as we did not have any trading history of our common stock. The risk-free interest rate was calculated using the average of the published interest rates for U.S. Treasury zero-coupon issues with maturities that approximate the expected term. The dividend yield assumption was zero as we did not have any history of, nor plans for, dividend payments.

        The following assumptions were used to estimate the value of the preferred stock warrants:

	Fiscal Year Ended January 31,			Three Months Ended April 30,
	2010	2011	2012	2012
				(Unaudited)
Expected volatility	56.8-66.9%	48.9-55.6%	49.4-57.1%	49.7-53.2%
Risk-free rate	1.58-3.59%	0.25-2.69%	0.39-1.09%	0.50-1.40%
Dividend yield	0.0%	0.0%	0.0%	0.0%
Expected term (in years)	4.55-9.22	3.55-8.22	2.65-7.22	3.38-6.30

        The change in the fair value of the preferred stock warrant liability is summarized below:

	Warrant Liability
(in thousands)	Balance at beginning of period	Issuance of preferred stock warrants	Increase in fair value	Exercises	Conversion of preferred stock warrants to common stock warrants	Balance at end of period
January 31, 2010	$625	$—	$22	$—	$—	$647
January 31, 2011	647	—	366	—	—	1,013
January 31, 2012	1,013	—	2,034	(914)	—	2,133
April 30, 2012 (unaudited)	2,133	—	14,087	—	(16,220)	—

Stock Option Plan	3 Months Ended
Apr. 30, 2012
Stock Option Plan
Stock Option Plan

(8) Stock Option Plan

  Equity Incentive Plans

        In April 2003, our board adopted the 2003 Equity Incentive Plan (the "2003 Plan"). The 2003 Plan authorizes the granting of common stock options and restricted stock awards to employees, directors and consultants.

        In March 2012, our board approved the 2012 Equity Incentive Plan (the "2012 Plan"), which became effective upon the effectiveness of our registration statement on Form S-1, on April 18, 2012. The 2012 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and any parent and subsidiary corporations' employees, and for the grant of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares to our employees, directors and consultants and our parent and subsidiary corporations' employees and consultants. Upon our IPO, all shares that were reserved but not issued under the 2003 Plan were assumed by the 2012 Plan and no further shares will be granted pursuant to the 2003 Plan. Cancelled or forfeited stock options grants under the 2003 Plan will also be assumed by the 2012 Plan.

        Common stock option activity was as follows:

		Options Outstanding
	Available for Grant	Shares	Weighted- Average Exercise Price Per Share	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value
					(in thousands)
Balances at January 31, 2010	4,384,497	14,627,055	$0.52
Additional Shares Authorized	3,955,608	—	—
Options granted	(5,109,500)	5,109,500	1.03
Options exercised	—	(2,233,233)	0.46
Options forfeited	682,401	(682,401)	0.76
Options expired	49,561	(49,561)	0.51

Balances at January 31, 2011	3,962,567	16,771,360	0.67
Additional Shares Authorized	8,500,000	—	—
Options granted	(9,745,800)	9,745,800	3.55
Options exercised	—	(4,012,648)	0.78
Options forfeited	576,661	(576,661)	1.34
Options expired	22,561	(22,561)	0.81

Balances at January 31, 2012	3,315,989	21,905,290	1.92
Additional Shares Authorized (unaudited)	10,000,000	—	—
Options granted (unaudited)	(2,813,500)	2,813,500	8.12
Options exercised (unaudited)	—	(1,002,100)	0.67
Options forfeited (unaudited)	379,121	(379,121)	2.70

Balances at April 30, 2012 (unaudited)	10,881,610	23,337,569	$2.70	8.21	$729,209

Vested and expected to vest at January 31, 2012		20,646,697	$1.89	8.11	$80,480

Exercisable at January 31, 2012		8,046,806	$0.66	6.85	$41,241

Vested and expected to vest at April 30, 2012 (unaudited)		21,902,413	$2.64	8.17	$685,679

Exercisable at April 30, 2012 (unaudited)		8,427,816	$0.75	6.76	$279,775

        No income tax benefit has been recognized relating to stock-based compensation expense and no tax benefits realized from exercised stock options. At January 31, 2010, 2011 and 2012, there was a total unrecognized compensation cost of $2.9 million, $3.7 million and $14.9 million, respectively, related to these stock options, which is expected to be recognized over the next 2.62 years, 2.47 years and 3.32 years, respectively. At April 30, 2012, there was a total unrecognized compensation cost of $29.5 million related to these stock options, which is expected to be recognized over a weighted-average period of 3.46 years.

        The total intrinsic value of options exercised during fiscal 2010, 2011 and 2012 and for the three months ended April 30, 2012 was $0.6 million, $1.2 million, $11.2 million, and $10.2 million, respectively. The weighted-average grant date fair value of options granted was $0.36, $0.54, $1.72 and $5.32 for fiscal 2010, 2011 and 2012 and the three months ended April 30, 2012, respectively.

  Employee Stock Purchase Plan

        Concurrent with the effectiveness of our registration statement on Form S-1, on April 18, 2012, we adopted our 2012 Employee Stock Purchase Plan (the "ESPP"). The ESPP allows eligible employees to purchase shares of our common stock at a discount through payroll deductions of up to 15% of their eligible compensation, at not less than 85% of the fair market value, as defined in the ESPP, subject to any plan limitations. The ESPP provides for consecutive 12-month offering periods, starting on the first trading day on or after June 15 and December 15 of each year. The first offering period began on the first trading day after the effective date of our registration statement and will end on June 15, 2013.

  Stock-Based Compensation Expense

        Stock-based compensation expense was as follows:

	Fiscal Year Ended January 31,			Three Months Ended April 30,
(in thousands)	2010	2011	2012	2011	2012
				(Unaudited)
Cost of revenues	$31	$59	$134	$19	$108
Research and development	215	347	841	121	895
Sales and marketing	382	495	1,488	179	858
General and administrative	672	684	1,297	191	811

Total stock-based compensation expense	$1,300	$1,585	$3,760	$510	$2,672

  Valuation Assumptions

        We estimated the fair values of each option awarded on the date of grant using the Black-Scholes option pricing model utilizing the assumptions noted below. The expected term of the options is based on the average period the stock options are expected to remain outstanding calculated as the midpoint of the options vesting term and contractual expiration period, as we did not have sufficient historical information to develop reasonable expectations about future exercise patterns and post-vesting employment termination behavior. The expected stock price volatility for our stock was determined by examining the historical volatilities of a group of our industry peers as we did not have any trading history of our common stock. The risk-free interest rate was calculated using the average of the published interest rates U.S. Treasury zero-coupon issues with maturities that approximate the expected term. The dividend yield assumption is zero as we did not have any history of, nor plans to make, dividend payments.

        The following assumptions were used to estimate the fair value of options granted to employees:

	Fiscal Year Ended January 31,
				Three Months Ended April 30, 2012
	2010	2011	2012
				(Unaudited)
Expected volatility	59.2%	51.8-54.1%	48.4-56.5%	50.1-50.5%
Risk-free rate	2.71-2.94%	1.48-2.92%	0.92-2.47%	1.12-1.41%
Dividend yield	0.0%	0.0%	0.0%	0.0%
Expected term (in years)	6.08	5.45-6.08	5.25-6.08	5.90-6.08

        Forfeitures were estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differed from those estimates. Forfeitures were estimated based on historical experience.

        The following assumptions were used to estimate the fair value of nonemployee options:

Three Months Ended April 30, 2012
(Unaudited)
Expected volatility	51.0-57.9%
Risk-free rate	1.66-2.19%
Dividend yield	0.0%
Expected term (in years)	8.81-9.97

        For fiscal years ended January 31, 2010, 2011 and 2012, the expense related to nonemployee options was insignificant.

        The following table presents the weighted-average assumptions used to estimate the fair value of the ESPP during the periods presented:

Three Months Ended April 30, 2012
(Unaudited)
Expected volatility	48.3-49.1%
Risk-free rate	0.14-0.19%
Dividend yield	0.0%
Expected term (in years)	0.67-1.16

Commitments and Contingencies	3 Months Ended
Apr. 30, 2012
Commitments and Contingencies
Commitments and Contingencies

(9) Commitments and Contingencies

  Capital Lease Obligation

        In September 2008, we entered into a purchase and sale agreement to sell equipment totaling $0.5 million and leaseback the same equipment over a period of 36 months. We have the option to purchase all, but not less than all, of the equipment for a mutually agreed upon market value plus taxes applicable at the end of the lease. Due to our continuing involvement in certain aspects of this equipment, the sale and leaseback of this equipment does not qualify as a sale-leaseback under U.S. generally accepted accounting principles, but rather accounted for as a financing of the equipment. We recorded a financing obligation liability totaling $0.5 million in December 2008. Payments under the financing were made monthly through December 31, 2011 at an interest rate of 8% per annum. At January 31, 2012, we had no payments remaining under the financing.

  Operating Lease Commitments

        We lease our office spaces under long-term non-cancelable operating leases that expire in 2014. Rent expense for fiscal 2010, 2011 and 2012 was $1.6 million, $1.6 million and $2.6 million, respectively, and $0.5 million and $0.8 million for the three months ended April 30, 2011 and 2012, respectively. Future minimum rental payments required under the operating lease agreements as of January 31, 2012 are as follows:

	Payments Due by Period
	Total	Less Than 1 year	1-3 years	3-5 years	More Than 5 years
	(in thousands)
Operating lease obligations	$7,037	$3,396	$3,201	$440	$—

        Future operating lease obligations increased during fiscal 2012 for costs related to additional leases. During fiscal 2012, we executed amendments increasing the square footage of our headquarters in San Francisco. In addition, we entered into new operating lease agreements for our Cupertino and certain international locations. Payments associated with lease agreements increased by $4.1 million, of which $1.7 million is due by January 31, 2013; $2.0 million is due between January 31, 2013 and January 31, 2015 and $0.4 million is due between January 31, 2015 and January 31, 2017.

  Legal Proceedings

        We are subject to certain routine legal proceedings, as well as demands and claims that arise in the normal course of our business. We make a provision for a liability relating to legal matters when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. These provisions are reviewed at least quarterly and adjusted to reflect the impacts of negotiations, estimated settlements, legal rulings, advice of legal counsel and other information and events pertaining to a particular matter. In our opinion, resolution of any pending claims (either individually or in the aggregate) is not expected to have a material adverse impact on our condensed consolidated results of operations, cash flows or financial position or it is not possible to provide an estimated amount of any such loss. However, depending on the nature and timing of any such dispute, an unfavorable resolution of a matter could materially affect our future results of operations or cash flows, or both, of a particular quarter.

  Indemnification Arrangements

        During the ordinary course of business, we include indemnification provisions within certain of our contracts. Pursuant to these agreements, we will indemnify, hold harmless and agree to reimburse the indemnified party for losses suffered or incurred by the indemnified party, generally parties with which we have commercial relations, in connection with certain intellectual property infringement claims by any third party with respect to our products and services. To date, there have not been any costs incurred in connection with such indemnification clauses; therefore, there is no accrual of such amounts at January 31, 2011, 2012 and April 30, 2012.

  Export Contingency

        Our products are subject to U.S. export controls that prohibit the shipment of certain products and services without the required export authorizations or export to countries, governments, and persons targeted by U.S. sanctions. We shipped our encryption products prior to obtaining the required export authorizations. Accordingly, we have not fully complied with applicable encryption controls in the Export Administration Regulations. Additionally, while we are taking precautions to prevent our products and services from being shipped to U.S. sanctions targets, we believe that certain of our products that are available at no cost have been downloaded by persons in countries that are the subject of these embargoes. March 2012, we filed our Final Voluntary Self Disclosures with the U.S. Department of Commerce's Bureau of Industry and Security, or BIS, and the U.S. Department of Treasury's Office of Foreign Assets Control, or OFAC, concerning these potential violations. On July 3, 2012, OFAC notified us that it had completed its review of these matters and closed its review with the issuance of a Cautionary Letter. No monetary penalties were assessed. At this time, BIS has not completed its review. If we are found to be in violation of U.S. export control laws, it could result in fines or penalties for us and for individuals, including civil penalties of up to $250,000 or twice the value of the transaction, whichever is greater, per violation, and in the event of conviction for a criminal violation, fines of up to $1 million and possible incarceration for responsible employees and managers for willful and knowing violations. We cannot predict when BIS will complete its review or what enforcement action, if any, it will take. It is reasonably possible that our business, financial position, results of operations, or cash flows could be negatively affected by an unfavorable resolution to this matter and that imposed fines, if any, could be material to our financial statements. However, we cannot make any predictions of the outcome of these violations or estimate the potential liability, if any, that will be incurred.

Debt Financing Facilities	3 Months Ended
Apr. 30, 2012
Debt Financing Facilities
Debt Financing Facilities

(10) Debt Financing Facilities

        In May 2009, we entered into a Loan and Security Agreement with Silicon Valley Bank, which was most recently amended in June 2012 (refer to Note 15). As amended, the agreement includes a revolving line of credit facility described below. The agreement contains financial covenants and other customary affirmative and negative covenants. As part of the agreement, we granted the lender a security interest in our personal property, excluding intellectual property and other intangible assets.

        The agreement provides for a revolving line of credit facility. We are able to borrow up to $10.0 million under the revolving line of credit facility, subject to a borrowing base determined on eligible accounts receivable and subject to a total maximum outstanding of $10.0 million. As of April 30, 2012, we had no balance outstanding on the revolving line of credit. Interest on any drawdown under the revolving line of credit accrues at the greater of prime rate plus 0.75% (4.00% at April 30, 2012) and 4.75%.

        In addition to the line of credit facility, a $3.0 million term loan facility was available for draw through June 30, 2011. We had $2.3 and $0 million outstanding in the term loan facility as of January 31, 2012 and April 30, 2012, respectively. As of April 30, 2012, the term loan facility was paid in full.

Related Party Transactions	3 Months Ended
Apr. 30, 2012
Related Party Transactions
Related Party Transactions

(11) Related Party Transactions

        Certain members of our Board of Directors serve on the board of directors and/or are executive officers and, in some cases, investors in companies that are customers or vendors of ours. Certain of our executive officers also serve on the board of directors of companies that are customers or vendors of ours. We believe the transactions between these companies and us were carried out on an arm's-length basis on terms that are consistent with similar transactions with our other similarly situated customers. We recognized revenue from sales to these companies of $0, $0.5 million, $1.6 million, $0.2 million and $0.2 million for the fiscal years ended January 31, 2010, 2011, 2012 and three months ended April 30, 2011 and 2012, respectively. In addition, we had $1.2 million of accounts receivable from these companies as of January 31, 2012. We had no accounts receivable from these companies as of January 31, 2011 or April 30, 2012. We also recorded $0.3 million and $0.2 million in expenses related to purchases from these companies during the fiscal year ended January 31, 2012 and three months ended April 30, 2012, respectively. There were no expenses related to purchases from these companies during the fiscal years ended January 31, 2010 and 2011 or for the three months ended April 30, 2011. There were no accounts payable to these companies as of January 31, 2011, or 2012 and April 30, 2012.

Information About Revenues by Geographic Areas	3 Months Ended
Apr. 30, 2012
Information About Revenues by Geographic Areas
Information About Revenues by Geographic Areas

(12) Information About Revenues by Geographic Areas

        Revenues by geography are based on the shipping address of the customer. The following tables present our revenues by geographic region for the periods presented (in thousands):

	Fiscal Year Ended January 31,			Three Months Ended April 30,
	2010	2011	2012	2011	2012
				(Unaudited)
United States	$28,388	$52,366	$91,935	$15,322	$30,204
International	6,612	13,879	29,025	5,317	6,987

	$35,000	$66,245	$120,960	$20,639	$37,191

        No other individual country exceeded 10% of total revenues during any of the periods presented.

Income Taxes	3 Months Ended
Apr. 30, 2012
Income Taxes
Income Taxes

(13) Income Taxes

        Income (loss) before income tax expense consists of the following for the periods shown below (in thousands):

	Fiscal Year Ended January 31,
	2010	2011	2012
United States	$(7,372)	$(3,681)	$(11,318)
International	—	—	504

Total	$(7,372)	$(3,681)	$(10,814)

        Income tax expense consists of the following for the periods shown below (in thousands):

	Fiscal Year Ended January 31,
	2010	2011	2012
Current tax provision:
Federal	$—	$—	$—
State	1	6	5
Foreign	78	119	173

Total current tax provision	$79	$125	$178

Deferred tax provision
Federal	$—	$—	$—
State	—	—	—
Foreign	—	—	—

Total deferred tax provision	—	—	—

Total tax provision	$79	$125	$178

        For the fiscal years ended January 31, 2010, 2011 and 2012, our tax provision consisted principally of state and foreign income tax expense. The foreign tax expense recorded for fiscal 2010 and 2011 consists entirely of an estimated, uncertain tax position for which we believe it is more-likely-than-not that we will incur a tax liability. This position is related to operating in foreign jurisdictions prior to establishing a legal presence. The foreign tax expense recorded for fiscal 2012 consists of continued estimated uncertain tax positions as well as foreign taxes from legal entities established in foreign jurisdictions during the fiscal year.

        The reconciliation of federal statutory income tax provision to our effective income tax provision is as follows (in thousands):

	Fiscal Year Ended January 31,
	2010	2011	2012
Expected provision at U.S. federal statutory rate	$(2,506)	$(1,252)	$(3,677)
State income taxes—net of federal benefit	(430)	(215)	(631)
Stock options	196	358	1,064
Preferred stock warrant	—	—	810
Tax credits	(336)	(466)	(440)
Tax reserve for uncertain tax positions	78	118	99
Change in valuation allowance	2,973	1,545	2,707
Other	104	37	246

Total tax provision	$79	$125	$178

        Deferred tax assets and liabilities consist of the following (in thousands):

	January 31,
	2011	2012
Deferred tax assets:
Net operating loss carryforwards	$11,852	$12,658
Accrued liabilities	3,611	5,429
Tax credit carryforwards	1,541	1,984
Intangible assets	26	163
Other	—	—
Valuation allowance	(16,676)	(19,383)

Total deferred tax assets	$354	$851

Deferred tax liabilities:
Fixed assets	(354)	(851)

Total deferred tax liabilities	(354)	(851)

Net deferred taxes	$—	$—

	January 31,
	2011	2012
Recorded as:
Current deferred tax assets	$1,736	$2,750
Current valuation allowance	(1,736)	(2,750)
Non-current deferred tax assets	14,940	16,633
Non-current valuation allowance	(14,940)	(16,633)

Net deferred tax assets	$—	$—

        Net operating loss and tax credit carry forwards as of January 31, 2012 are as follows (in thousands):

	Amount	Expiration years
Net operating loss, federal	$31,889	2025-2032
Net operating loss, state	$31,117	2016-2032
Tax credit, federal	$1,356	2029-2032
Tax credit, state	$951	N/A

        ASC Topic 740, Income Taxes, requires that the tax benefit of net operating losses, temporary differences and credit carryforwards be recorded as an asset to the extent that we assess that realization is more likely than not. Realization of the future tax benefits is dependent on our ability to generate sufficient taxable income within the carryforward period. Due to our history of operating losses, we believe the recognition of the deferred tax assets arising from the above mentioned future tax benefits is currently not more likely than not to be realized and, accordingly, have provided a full valuation allowance. The valuation allowance totaled $16.7 million and $19.4 million for fiscal 2011 and 2012, respectively.

        The net change in the valuation allowance was an increase of $2.7 million between fiscal 2011 and 2012. At January 31, 2012, we had federal and state net operating loss carryforwards of $31.9 million and $31.1 million, respectively. The net operating losses for federal and state purposes begin to expire starting in 2025 and 2016, respectively.

        Additionally, we had federal and state research and development tax credit carryforwards as of January 31, 2012 of $1.4 million and $1.0 million, respectively. Our federal tax credits will start to expire in 2029 if not utilized.

        If certain factors change, we may determine that there is sufficient positive evidence to support a reversal of, or decrease in, the valuation allowance. If we were to reverse all or some part of our valuation allowance our financial statements in the period of reversal would likely reflect an increase in assets on our balance sheet and a corresponding tax benefit to our statement of operations in the amount of the reversal.

        Because of certain prior period ownership changes, the utilization of a portion of our United States federal and state NOL and tax credit carryforwards may be limited. We have not finalized our analysis to determine the annual 382 limitation, but if we were to determine that certain amounts of the NOL or tax credits were limited, a portion of our deferred tax asset and valuation allowance could be adjusted.

        Effective February 1, 2009, we adopted the guidance on accounting for uncertainty in income taxes as set forth under ASC 740 Income Taxes. This guidance clarified the accounting for uncertainty in income taxes recognized in an entity's financial statements and prescribes a recognition threshold and measurement attribute for financial statement disclosure of tax positions taken or expected to be taken on a tax return. There was no impact upon adoption as our liability recognized under previous accounting guidance was consistent with that required under the new guidance. At January 31, 2012, our reserve for uncertain tax positions was $1.1 million.

        As of January 31, 2012, $0.2 million of the unrecognized tax benefit would, if recognized, impact our effective tax rate. The remainder will not, if recognized, affect the effective income tax rate due to the valuation allowance that currently offsets deferred tax assets.

	Fiscal Year Ended January 31,
	2011	2012
	(in thousands)
Balance at beginning of year	$442	$817
Increase related to prior year tax positions	—	—
Decrease related to prior year tax positions	—	—
Increase related to current year tax positions	375	239
Settlements with tax authorities	—	—
Decrease related to lapse of statute of limitations	—	—

Balance at end of year	$817	$1,056

        The adoption of this guidance required us to identify, evaluate and measure all uncertain tax positions taken or to be taken on tax returns and to record liabilities for the amount of these positions that may not be sustained, or may only partially be sustained, upon examination by the relevant taxing authorities. Although we believe that our estimates and judgments were reasonable, actual results may differ from these estimates. Some or all of these judgments are subject to review by the taxing authorities.

        We are subject to income taxes in U.S. federal and various state and local jurisdictions. Generally, we are no longer subject to U.S. federal, state and local tax examinations for tax years ended before December 31, 2007. However, to the extent allowed by law, the tax authorities may have the right to examine prior periods where net operating losses or tax credits were generated and carried forward, and make adjustments up to the amount of the net operating loss or credit carryforward.

        We accrue interest and penalties related to unrecognized tax benefits as a component of income tax expense. As of January 31, 2011 and 2012, there was accrued interest and penalties of $66,000 and $81,000, respectively.

        We intend either to invest our non-United States earnings permanently in foreign operations or to remit these earnings to our United States entities in a tax-free manner. For this reason, we do not record federal income taxes on the undistributed earnings of our foreign subsidiaries.

Net Loss Per Share	3 Months Ended
Apr. 30, 2012
Net Loss Per Share
Net Loss Per Share

(14) Net Loss Per Share

        Basic net loss per share is computed by dividing the net loss by the weighted-average number of shares of common stock outstanding during the period, less the weighted-average unvested common stock subject to repurchase or forfeiture. Diluted net loss per share is computed by giving effect to all potential shares of common stock, including preferred stock, stock options, and warrants, to the extent dilutive.

        The following table sets forth the computation of historical basic and diluted net loss per share:

	Fiscal Year Ended January 31,			Three Months Ended April 30,
(in thousands, except per share data)	2010	2011	2012	2011	2012
				(Unaudited)
Numerator:
Net loss	$(7,451)	$(3,806)	$(10,992)	$(2,246)	$(20,470)

Denominator:
Weighted-average common shares outstanding	14,613	17,755	20,921	19,346	29,064
Less: Weighted-average unvested common shares subject to repurchase or forfeiture	(221)	(17)	(275)	(161)	(385)

Weighted-average shares used to compute net loss per share, basic and diluted	14,392	17,738	20,646	19,185	28,679

Net loss per share, basic and diluted	$(0.52)	$(0.21)	$(0.53)	$(0.12)	$(0.71)

        Since we were in a loss position for all periods presented, basic net loss per share is the same as diluted net loss per share for all periods as the inclusion of all potential common shares outstanding would have been anti-dilutive. Potentially dilutive securities that were not included in the diluted per share calculations because they would be anti-dilutive were as follows:

	Fiscal Year Ended January 31,			Three Months Ended April 30,
	2010	2011	2012	2011	2012
				(Unaudited)
Shares subject to outstanding common stock options	14,627,055	16,771,360	21,905,290	17,713,953	23,337,569
Series A convertible preferred stock	20,400,000	20,400,000	20,600,000	20,400,000	—
Series B Convertible preferred stock	20,304,560	20,304,560	20,304,560	20,304,560	—
Series C Convertible preferred stock	16,025,634	16,025,634	16,025,634	16,025,634	—
Employee stock purchase plan	—	—	—	—	552,015
Shares subject to common stock warrants	—	—	—	—	404,651
Shares subject to preferred stock warrants	669,557	669,557	469,557	669,557	—

Total	72,026,806	74,171,111	79,305,041	75,113,704	24,294,235

Subsequent Event	3 Months Ended
Apr. 30, 2012
Subsequent Events [Abstract]
Subsequent Event

(15) Subsequent Event (Unaudited)

        In June 2012, we amended the Loan and Security Agreement with Silicon Valley Bank (as discussed in Note 10 above) to extend the maturity date of the revolving line of credit and, in conjunction, renegotiated the interest to the prime rate (3.25% in June 2012) from the greater of prime rate plus 0.75% (4.00% at April 30, 2012) and 4.75%.